Discontinued Operations	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Discontinued Operations [Abstract]
Discontinued Operations
4.	Discontinued Operations

On March 24, 2011, Bluegreen announced that it had engaged advisors to explore strategic alternatives for Bluegreen Communities, including a possible sale of the division. Based on its analysis of information and the available options presented to it, on June 30, 2011, Bluegreen’s Board of Directors made the determination to seek to sell Bluegreen Communities or all or substantially all of its assets. As a consequence, Bluegreen determined that Bluegreen Communities met the criteria for classification as discontinued operations and, accordingly, the operating results of Bluegreen Communities, which prior to June 30, 1011 were presented as a separate reporting segment, are included in discontinued operations in the Consolidated Statements of Operations for the three and nine months ended September 30, 2011 and 2010. In addition, the assets related to Bluegreen Communities are presented separately on the Consolidated Statements of Financial Condition as “assets held for sale from discontinued operations.” The assets held for sale from discontinued operations primarily consist of Bluegreen Communities real estate assets valued on our books at $30.3 million and $83.8 million as of September 30, 2011 and December 31, 2010, respectively. The decrease in the carrying amount of the assets held for sale is primarily the result of a $53.8 million non-cash charge recorded during the nine months ended September 30, 2011 to write down the value of Bluegreen Communities’ assets to its estimated fair value less cost to sell. The fair value as of September 30, 2011 of Bluegreen Communities’ assets held for sale was derived based on the sales price under the Purchase and Sale Agreement (Level 3 inputs), discussed below.

On October 12, 2011, a Purchase and Sale Agreement was entered into between seven of Bluegreen’s subsidiaries and Southstar Development Partners, Inc. (“Southstar”). The agreement provides for the sale to Southstar of substantially all of the assets that comprise Bluegreen Communities for a purchase price of $31.5 million in cash. Assets excluded from the sale primarily include Bluegreen Communities’ notes receivable portfolio. Southstar also agreed to pay an amount equal to 20% of the net proceeds (as calculated in accordance with the terms of the agreement) it receives upon its sale, if any, of two specified parcels of real estate to be purchased by Southstar under the agreement. As the transaction is an asset sale, liabilities not assumed by Southstar under the agreement and liabilities related to Bluegreen Communities’ operations prior to the closing of the transaction will be retained by Bluegreen’s subsidiaries.

Southstar has delivered two cash deposits totaling $300,000 under the terms of the agreement, $50,000 of which was deemed earned under the agreement and paid to us and $250,000 of which is being held in escrow pending closing. Under the terms of the agreement, Southstar is entitled to have a portion of its deposit refunded to it under certain limited circumstances, including if there is a breach of the agreement by one or more of our subsidiaries which is not cured within the applicable cure period, and upon certain casualty and condemnation events. On November 4, 2011, the agreement was amended to increase the non-refundable portion of Southstar’s initial $300,000 deposit to $150,000, to expressly note the satisfaction of certain of the closing conditions and to provide Southstar with additional time to complete its due diligence and pay an additional $200,000 deposit. On November 9, 2011, Southstar confirmed that it had completed its remaining title and survey due diligence and paid the additional $200,000 deposit. The parties have outlined a process to complete due diligence, and determine remediation, if necessary, on one potential environmental issue.

The agreement contains certain representations and warranties on the part of Bluegreen’s subsidiaries and Southstar which Bluegreen believes to be customary for transactions of this nature, as well as certain covenants, including non-competition and other restrictive covenants. The closing of the transaction remains subject to the parties’ receipt of all required consents and certain other customary closing conditions, including the performance by the parties of their respective obligations under the agreement. The agreement provides for the transaction to be consummated on a date no earlier than December 2, 2011 and no later than February 3, 2012; provided that the closing may be accelerated upon mutual agreement of the parties or extended until a date no later than March 5, 2012 to the extent necessary for all required consents to the transfer of certain operating contracts related to Bluegreen Communities’ business to be obtained. Southstar has advised Bluegreen that it needs to obtain debt and/or equity financing in order to close the transaction, but obtaining such financing is not a closing condition. There can be no assurance that the transaction will be consummated on the contemplated terms, including in the contemplated time frame, or at all. As described below in Note 11 to these unaudited consolidated financial statements, certain of the assets contemplated to be sold in the transaction serve as collateral for the H4BG Communities Facility, which had an outstanding balance of approximately $25.5 million as of September 30, 2011. Under the terms of the facility, the entire amount of such debt and a $2.0 million deferred fee would be required to be repaid in connection with the consummation of the transaction.

In December 2009, Core Communities reinitiated efforts to sell two of its commercial leasing projects (sometimes referred to herein as the “Projects”) and began soliciting bids from several potential buyers to purchase assets associated with the Projects. Accordingly, the results of operations for the Projects are included in the Company’s Consolidated Statement of Operations for the three and nine months ended September 30, 2010 as discontinued operations. On June 10, 2010, Core sold the Projects to Inland Real Estate Acquisition, Inc. (“Inland”) for approximately $75.4 million. As a result of the sale, Core realized a gain on sale of discontinued operations of approximately $2.6 million in the second quarter of 2010. In connection with the sale and as a result of negotiations with the lender, the outstanding balance of the loans related to the assets held for sale was reduced to approximately $800,000. Core used the proceeds from the sale to repay these loans and was released from its obligations to the lender with respect to the loans.

The following table summarizes the results from discontinued operations of Bluegreen Communities during the three and nine months ended September 30, 2011 and 2010 and Core Communities for the nine months ended September 30, 2010. Core Communities ceased operations during the second quarter of 2010. Therefore, no comparative information is included for Core Communities for the three and nine months ended September 30, 2011 or for the three months ended September 30, 2010.

	For the Three Months Ended
	September 30,
	Bluegreen Communities
	2011	2010
(In thousands)

Revenues	$2,559	3,288

	2,559	3,288

Costs and Expenses:
Loss on assets held for sale	1,747	—
Other costs and expenses (2)	4,656	15,703
Interest expense (3)	733	1,078

	7,136	16,781

Loss from discontinued operations before income taxes	(4,577)	(13,493)
Less: Benefit for income taxes	(1,842)	(4,850)

Loss from discontinued operations	$(2,735)	(8,643)

	For the Nine Months Ended September 30, 2011	For the Nine Months Ended September 30, 2010
	Bluegreen Communities	Bluegreen Communities	Core	Total
(In thousands)
Revenues	$12,452	9,556	2,951	12,507
Gain on sale of assets	—	—	2,617	2,617

	12,452	9,556	5,568	15,124

Costs and Expenses:
Loss on assets held for sale (1)	54,480	—	—	—
Other costs and expenses (2)	14,724	31,427	3,103	34,530
Interest expense (3)	2,265	3,366	—	3,366

	71,469	34,793	3,103	37,896

(Loss) income from discontinued operations before income taxes (1)	(59,017)	(25,237)	2,465	(22,772)
Less: Benefit for income taxes	(22,828)	(9,503)	—	(9,503)

(Loss) income from discontinued operations (1)	$(36,189)	(15,734)	2,465	(13,269)

(1)

Loss from discontinued operations during the nine months ended September 30, 2011 includes Bluegreen Communities’ loss on assets held for sale of approximately $54.5 million, resulting from the $53.8 million non-cash charge described above. While fair value was derived from the sale price under the Purchase and Sale Agreement described above, the transaction may not be consummated on the contemplated terms or at all. As a result, additional losses, which may be significant, may be incurred in the future to the extent that actual sales proceeds from the disposition of assets held for sale are materially different from their estimated fair value.

(2)	Cost of discontinued operations during the three and nine months ended September 30, 2010 includes Bluegreen Communities non-cash impairment charges of approximately $8.7 million and $11.7 million, respectively, to write down certain phases of completed Bluegreen Communities properties to their estimated fair value less costs to sell at that time. This charge was incurred as a result of continued low sales volumes, reduced prices and the impact of reduced sales on the forecasted sellout period of the projects.
(3)	Relates primarily to interest expense on Bluegreen’s H4BG Communities Facility.

6.	Discontinued Operations

Bluegreen Communities and Core Communities

As described in Note 1 to these audited consolidated financial statements, subsequent to the filing of our Annual Report, Bluegreen’s Board of Directors made a determination to seek to sell Bluegreen Communities, or all or substantially all of its assets. As a consequence, it was determined that Bluegreen Communities, which had previously been presented as a separate reporting segment, met the criteria for classification as a discontinued operation and the majority of Bluegreen Communities assets met the criteria for classification as “assets held for sale from discontinued operations.”

Bluegreen reviews undeveloped resort and residential communities’ properties for impairment under applicable accounting guidance, which requires that such properties be reviewed for impairment when events or changes in circumstances indicate that the carrying amount of the assets might not be recoverable. As of December 31, 2010, Bluegreen evaluated the carrying value of its Bluegreen Communities undeveloped inventory based upon the probability weighted average cash flows at various outcomes, including the development and sale of such inventory as retail homesites. In connection with this analysis, an impairment charge (included in cost of discontinued operations) of $14.9 million was recorded to write down the carrying amount of certain undeveloped phases in several of Bluegreen Communities’ properties to fair value, as Bluegreen determined that the carrying amounts of these homesites would not be recovered by estimated future cash flows. Bluegreen estimated the fair value of the underlying properties based on either the prices of comparable properties or an analysis of their estimated future cash flows (Level 3 inputs), discounted at rates commensurate with the risk inherent in the property. Bluegreen estimated future cash flows based upon expectations of performance given current and projected forecasts of the economy and real estate markets in general.

Also, included in results of discontinued operations for the years ended December 31, 2010 and 2009 is interest expense primarily on the H4BG Communities Facility as certain of the assets classified as available for sale serve as collateral under this facility. Under the terms of the facility, the entire amount of the debt outstanding under the facility, $30.8 million as of December 31, 2010, and a $2.0 million deferred fee, would be required to be repaid upon the sale of the respective assets.

In December 2009, Core Communities reinitiated efforts to sell the Projects, its two commercial leasing projects, and began soliciting bids from several potential buyers for the immediate sale of the Projects in their present condition. Due to this decision, the assets associated with the Projects were classified as discontinued operations in accordance with the accounting guidance for the disposal of long-lived assets. The assets were reclassified as assets held for sale and the liabilities related to these assets were reclassified as liabilities related to assets held for sale in the Consolidated Statement of Financial Condition at December 31, 2009. Additionally, the results of operations for the Projects were reclassified to income from discontinued operations in the Consolidated Statements of Operations for the years ended December 31, 2010, 2009 and 2008. Depreciation related to these assets held for sale ceased in December 2009. The Company elected not to separate these assets in the Consolidated Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008. Management reviewed the net asset value and estimated the fair market value of the assets based on the bids received related to these assets and determined that an impairment charge was necessary to write down the aggregate carrying value of the Projects to fair value less the estimated costs to sell and, accordingly, recorded an impairment charge of approximately $13.6 million in the fourth quarter of 2009.

On June 10, 2010, Core sold the Projects for approximately $75.4 million. As a result of the sale, a gain on sale of discontinued operations of approximately $2.6 million was realized in the second quarter of 2010. In connection with the sale, the outstanding balance of the loans related to the assets held for sale was reduced by approximately $800,000 as a result of negotiations with the lender. Core used the proceeds from the sale to repay these loans. As a result, Core was released from its obligations to the lender with respect to the loans.

The following table summarizes the assets held for sale from discontinued operations and liabilities related to the assets held for sale from discontinued operations for Bluegreen Communities as of December 31, 2010 and 2009 and Core Communities as of December 31, 2009 (in thousands):

	December 31, 2010	December 31, 2009
	Bluegreen Communities	Bluegreen Communities	Core	Total
	As Adjusted	As Adjusted		As Adjusted
	(Note 1)	(Note 1)		(Note 1)
Restricted cash	$—	—	538	538
Real estate inventory	78,178	100,920	—	100,920
Property and equipment, net	5,576	6,153	61,588	67,741
Other assets	—	—	9,774	9,774

Assets held for sale from discontinued operations	$83,754	107,073	71,900	178,973

Other liabilities	$—	—	1,602	1,602
Notes and mortgage payable	—	—	74,749	74,749

Liabilities related to assets held for sale from discontinued operations	$—	—	76,351	76,351

The following table summarizes the results of discontinued operations for Bluegreen Communities for the Bluegreen Communities Reclassification Periods, the years ended December 31, 2010 and the Bluegreen Interim Period in 2009 (from November 16, 2009 through December 31, 2009), and for Core Communities for the years ended December 31, 2010, 2009 and 2008 (in thousands):

	For the Years (or Applicable Interim Period, as described above) Ended December 31,
	2010			2009			2008
	Bluegreen Communities	Core	Total	Bluegreen Communities	Core	Total	Core
	As Adjusted		As Adjusted	As Adjusted		As Adjusted
	(Note 1)		(Note 1)	(Note 1)		(Note 1)
Revenues	$13,699	2,951	16,650	3,732	8,497	12,229	11,203
Gain on sale of assets	—	2,617	2,617	—	—	—	—

	13,699	5,568	19,267	3,732	8,497	12,229	11,203

Costs and Expenses :
Other costs and expenses	40,589 (1)	3,103	43,692	7,006	20,753	27,759	6,184
Interest expense	4,250 (2)	—	4,250	725 (2)	3,376	4,101	2,236

	44,839	3,103	47,942	7,731	24,129	31,860	8,420

(Loss) income from discontinued operations before income taxes	(31,140)	2,465	(28,675)	(3,999)	(15,632)	(19,631)	2,783
Less: Benefit for income taxes	(9,110)	—	(9,110)	(1,400)	—	(1,400)	—

(Loss) income from discontinued operations	$(22,030)	2,465	(19,565)	(2,599)	(15,632)	(18,231)	2,783

(1)	Includes Bluegreen Communities non-cash impairment charges of approximately $14.9 million.
(2)	Relates to interest expense on Bluegreen’s H4BG Communities Facility.

Ryan Beck

On February 28, 2007, BankAtlantic Bancorp sold Ryan Beck to Stifel. Under the terms of the sales agreement, BankAtlantic Bancorp and several employees of Ryan Beck who held options to acquire Ryan Beck common stock exchanged their entire interest in Ryan Beck common stock and options to acquire Ryan Beck common stock for an aggregate of 3,701,400 shares of Stifel common stock, cash of $2.7 million and five-year warrants to purchase an aggregate of 750,000 shares of Stifel common stock at an exercise price of $24.00 per share (the “Warrants”). Of the total Ryan Beck sales proceeds, BankAtlantic Bancorp’s portion was 3,566,031 shares of Stifel common stock, cash of $2.6 million and Warrants to acquire an aggregate of 722,586 shares of Stifel common stock. BankAtlantic Bancorp sold its entire investment in 3,566,031 shares of Stifel common stock and warrants to acquire 722,586 shares of Stifel common stock during the year ended December 31, 2008 and recognized a gain of $2.8 million.

The Stifel sales agreement provided for contingent earn-out payments, payable in cash or shares of Stifel common stock, at Stifel’s election, based on (a) defined Ryan Beck private client revenues during the two-year period immediately following the Ryan Beck sale up to a maximum of $40.0 million and (b) defined Ryan Beck investment banking revenues equal to 25% of the amount that such revenues exceeded $25.0 million during each of the two twelve-month periods immediately following the Ryan Beck sale. Included in the Company’s Consolidated Statement of Operations in discontinued operations during the years ended December 31, 2009 and 2008 was $4.2 and $16.6 million, respectively, of earn-out consideration.

The Stifel sales agreement also required BankAtlantic Bancorp to indemnify Stifel for certain losses arising out of activities of Ryan Beck prior to the sale and asserted through August 31, 2009. Included in the Company’s Consolidated Statement of Operations in discontinued operations for each of the years in the two years ended December 31, 2010 is $0.5 million of indemnification expenses recognized by BankAtlantic Bancorp.

In January 2011, BankAtlantic Bancorp and Stifel entered into a release and settlement agreement with respect to outstanding indemnity claims asserted by Stifel. BankAtlantic Bancorp agreed to pay Stifel $0.5 million to satisfy all of BankAtlantic Bancorp’s obligations to Stifel arising out of the indemnification agreement with the exception of one claim that was not covered by the settlement agreement. BankAtlantic Bancorp reserved all rights and defenses concerning its obligation to indemnify Stifel with respect to this claim.